UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 23, 2005

INTERNATIONAL TELECOMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-57514 95-4834274

(Commission File Number) (I.R.S. Employer Identification No.)

200 Oceangate, Suite 800, Long Beach, CA 90802

(Address of Principal Executive Offices) (Zip Code)

(310) 459-1081

222 Amalfi Drive, Santa Monica, California 90402

(Former name or former address, if changed since last report.)

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreements

1. Agreement to Acquire Rocket Internetworking Incorporated and Subsidiary. On September 26, 2005 a definitive Agreement and Plan of Reorganization (the "RII Reorganization Agreement" was entered into by and between International Telecommunications, Inc. ("ITI") and Rocket Internetworking Incorporated, a Nevada corporation ("RII") pursuant to which ITI has agreed to acquire 8,000 shares constituting Eighty Percent (80%) of the issued and outstanding common shares of RII in exchange for an aggregate of Five Hundred Thousand (500,000) par value $.001 common shares of ITI, and other consideration. When issued, the ITI shares will be issued to the following persons in exchange for the RII shares indicated below:
Name	No. RII Shares	No. ITI Shares
William D'Anjou	7,000	437,500
Elmer Salcido	1,000	62,500
	8,000	500,000

Neither Mister D'Anjou nor Mr. Salcido will be the registered or beneficial owner of more than Five Percent (5%) of the outstanding common shares of ITI as a result of this transaction. The contract calls for both D'Anjou and Salcido be awarded 50,000 restricted common shares of ITI at Closing. In addition, Weilliam D'Anjou and Elmer Salicido will each receive 50,000 additional shares of Common Stock of ITI on the first day of each calendar year following the Closing, for a total of five years pursuant to a non-qualified stock plan adopted by ITI. ITI has also agreed to pay RII $300,000 in cash to discharge the indebtness RII has incurred in the acquistion of MMI. Additional monthly payments of $10,000 will be made against this sum starting the first month after the close until the $300,000 is discharged.

In additional twenty-five thousand dollars ($25,000) will be payable to William D'Anjou at closing. RII has agreed to provide office space to ITI; and RII wil be entitled to appoint one person to the ITI Board of Directors.

Under the RII Reorganization Agreement, Messrs D'Anjou and Salcido will maintain their positions as officers and directors of RII for a period of five years after the close. The parties have agreed to negotiate and enter into reasonable employment agreements for these two men.

RII has delivered to ITI balance sheets of RII as of September 30, 2005 and three statements of income for the three fiscal years then ended. These statements need not be audited. RII will cooperate in any audit of these financial statements that ITI may wish to have done at its own cost. RII makes additional standard financial warranties in the agreement. The common shares of ITI being issued to the RII stockholders will not, when issued, have been registered under the Securities Act of 1933, as amended (the "Act"), but will be issued in reliance on the exemption from registration provided by § 4(2) of the Act for transactions by an issuer not involving any public offering. As a result, the shares will be restricted securities subject to the resale limitations of Rule 144 under the Act.

RII has a wholly-owned subsidiary known as Millennium Media Internet ("MM") which is in the business of providing DSL and T1 Internet services in Southern California. MM has an agreement with InterNAP which permits it to feature T3 bandwidth to its customers and low latency connections through its own OC3 ATM backbone. MM is also a Cisco Certified Premier Partner which has achieved certification required to provide full support for Cisco's line of networking products. MM also provides contract network security services.

This contract is scheduled to close on or before November 15, 2005. No financial information regarding RII or its subsidiary is included in this report. The Registrant intends to file the financial information required by Item 9.01(a)(1) of Form 8-K on or before November 1, 2005.

Purpose for the Rocket Internetworking, Inc. Acquisition. RII has been in business since the early '90's. It started out as a PC upgrade and repair firm but migrated into a full-service consulting practice with the emphasis on networking, with emphasis on serving businesses with from 10 to 100 network workstations. RII has now developed an internet access division which is providing high speed internet and VoIP service, primarily to small business, as a result of the long delays being suffered by potential clients seeking DSL service from local phone companies. RII is now able to supply efficient and reliable wireless broadband service over broadband frequencies that are not regulated by the FCC or most foreign governments. Both for itself, and through its subsidiary Millennium Media Internet, RII now provides and is capable of providing on an expanded basis, high-speed wireless communications technology, including telephone and high speed internet capabilities, without the high cost and time delays suffered by those seeking such services by other providers.

The parties to this agreement have informally agreed that closing will occur on or before November 15, 2005, subject only to completion of reasonable due diligence by the parties.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

1. Acquisition of EarthNet Telecom, Inc. On September 21, 2005 International Telecommunications, Inc. ("ITI") entered into an Agreement and Plan of Reorganization pursuant to which it has agreed to acquire Twenty-Seven Million (27,000,000) par value $.001 common shares of EarthNet Telecom, Inc. ("EarthNet"), a Nevada corporation, in exchange for Fourteen Million (14,000,000) par value $.001 common shares, and Four Million (4,000,000) Series A Convertible Preferred Shares of ITI, with 10 for 1 voting rights. The four persons from whom EarthNet shares are being acquired, and the number and kind of ITI shares each will receive in exchange, are as follows:
Name	No. EarthNet Shares	No. ITI Shares
Alie Chang	10,000,000	2,000,000 Series A Preferred Shares
Felizian Paul	10,000,000	2,000,000 Series A. Preferred Shares
Total Series A Preferred		4,000,000
Clearvision, Inc(1)	4,500,000	9,000,000 Common Shares
Angi Ma	2,500,000	5,000,000 Common Shares
Total Common		14,000,000

(1)As part of the Clearvision Stock, Joe and Wendy Davis, husband and wife, of 5370 Los Feliz, Los Angeles, CA 90027 will receive approximately 4,500,000 common shares of ITI, equally between them and have owned those shares since inception.

Purpose for the EarthNet Telecom Acquisition. International Telecommunications, Inc. is acquiring 100% of EarthNet Telecom, Inc. because EarthNet is the subsidiary formed by ITI pursuant to a Memorandum of Understanding between ITI and Beijing Guoxin Shiwei Communication Technology Co., Ltd., a commercial subsidiary of the Ministry of Information Industry, People's Republic of China ("GXSW"), dated July 29, 2005, into which ITI has vested the exclusive rights to sell, install, operate and otherwise exploit its Voice Over Internet Protocol ("VoIP"), Wireless Fidelity ("WiFi") and other related electronic telecommunication technologies in China. For its part, GXSW has agreed (1) to protect the proprietary rights of EarthNet and ITI from infringement in China, (2) to investigate and promote within the Government of China the concept of making the EarthNet technologies a "regulative standard" for the market in the Peoples Republic of China and assist in obtaining any licenses or permissions that may be required to market the technology in China; and (3) facilitate any licenses or permissions that may be necessary to operate the business of the enterprise in China. For its services, GXSW will receive a fixed percentage of the revenue derived from the cooperation between EarthNet and GXSW in China at a rate to be negotiated. The parties agree that the Memorandum of Understanding will be replaced by a subsequent, more detailed agreement in writing. The Memorandum of Understanding may only be amended by a writing signed by both parties. Original Memorandum of Understanding has been rendered both in Chinese and English, and both texts are deemed equally valid. However, in case of divergence, the Chinese text prevails.

Material Relationships. At the present time there are 272,794 common shares of the Registrant outstanding of which officers and directors of the company own the following numbers of shares.
Type of Security	Name	No. of Shares	Percent of Class
Common	Alie Chang	122,931	45.1%
Common	Felizian Paul	121,281	44.4%
Common	Angi Ma	750.3%
Total		244,962	89.8%

As a result of the closing of the Registrant's acquisition of EarthNet Telecom, Inc., there will be 14,272,794 common shares, and 4,000,000 Series A Convertible Preferred Shares outstanding, held by controlling stockholders as shown above. The 4,000,000 Series A Preferred Shares held by Alie Chang and Felizian Paul are convertible into common shares of International Telecommunications, Inc. at a rate of ten (10) common shares for one (1) Series A Preferred Shares. However, Ms. Chang and Mr. Paul have indicated that they do not intend to convert their Series A Preferred shares in the foreseeable future. Based on that representation there will, for the foreseeable future, be 14,272,794 common shares of Internet Telecommunications, Inc. outstanding which will be held by officers, directors and persons directly or indirectly owning more than 5% of the outstanding common shares, as follows:
Type of Security	Name	No. of Shares	Percent of Class
Common	Alie Chang	122,931.86%
Common	Felizian Paul	121,281.85%
Common	Clearvision, Inc	9,000,000	63.06%
Common	Angi Ma	5,000 750	35.04%
Total		14,244,962	99.930%

The remaining 27,832 shares constituting slightly over one-half of one percent of the outstanding common shares are publicly held.

This agreement was closed on September 30, 2005. Unaudited Financial Statements for EarthNet Telecom, Inc. as of June 30, 2005 and unaudited consolidated pro forma financial states for the Registrant and EarthNet Telecom as of June 30, 2005 are included as exhibits to this report. The registrant intends to file Audited financial statements for EarthNet Telecom as at December 31, 2004 and June 30, 2005, and audited consolidated pro forma financial statements for the registrant and EarthNet Telecom as of June 30, 2004 by an amended current report on Form 8-K on or before November 1, 2005.

Section 8 - Other Events

Item 8.01. Other Events.

Preliminary Cornell Capital Financing Agreement. The Registrant has entered into Standby Equity Distribution Term Sheet with Cornell Capital Partners, L.P. ("Cornell") and Montgomery Equity Partners, Ltd. ("Montgomery") designed to provide long-term financing for the business plan of International Telecommunications, Inc. ("ITI") The first phase of the integrated agreements is a Securities Purchase Agreement by which Montgomery Equity Partners, Ltd. will agree to buy "up to"up to $750,000 of Secured convertible debentures of ITI which will be convertible into common shares. $375,000 of the agreement is fundable five business days after signing and $375,000 two days before registration statement covering the shares to be issued in conversion is filed with the SEC. The purchase price under this agreement is to be held in escrow, transfer instructions are to be issued to insure the buyer's conversion right, and a pledge and escrow agreement is to be provided by which ITI pledges essentially all its assets to secure payment of the principle, interests and fees carried by the Secured Convertible Debentures. The agreement does not provide for any minimum purchase. The second phase of the program is Standby Equity Distribution Agreement by which Cornell Capital Partners, L.P. will purchase up to $15 million of ITI's unregistered common stock issued without registration in reliance on Regulation D under the Securities Act of 1933, as amended (the "Act") at a price equal to 95% of Market, with a ten percent fee discount to the investor. The shares will be subject to a registration rights agreement for resale by the investor, and Cornell will be awarded compensatory common shares of ITT in an amount equal to $10,000 divided by the volume weighted average price of ITI Common Stock as quoted by Bloomberg, L.P. on the date of the agreement. These shares will be entitled to piggy-back registration rights. The latter agreements are to run for up to three (3) years.

As indicated, a Term Sheet embodying most of these terms has been signed by all the parties and drafts of definitive agreements are presently being circulated. Caution is warranted by the fact that the existing agreements do not contain provisions irrevocably requiring the provision of any set amounts of capital with the result that it is possible that the agreements will not provide the capital necessary for the registrant to fund its business plan. However, ITI is confident that the agreements have been entered into in good faith and believe they are definitive agreements because they should provide the capital necessary to complete the acquisition contemplated hereby and fund the operations of the registrant until it can begin producing significant operating revenue. This paragraph should be read in connection with the caution regarding forward looking statements set forth at length in Item 801 of this Form 8-K.

Forward Looking Statements. The following statements in regard to the purposes, status and business plans of International Telecommunications, Inc. which are not purely historical may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and may include management's beliefs, expectations, hopes or intentions regarding the future. All forward-looking statements are made as of the date hereof and are based on information available to the Company, its officers, directors, affiliates and employees as of such date. It is important to note that the actual outcome and the actual results could differ materially from those expressed in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as technological, legislative, corporate, financial, marketplace and other changes which have not been contemplated in connection with such forward-looking statements.

The Business Plan of International Telecommunications, Inc. International Telecommunications, Inc. ("ITI"), its subsidiaries EarthNet Telecom, Inc. and Rocket Internetworking, Inc. and its subsidiary Millennium Media Internet, believes it they are in a position to create a worldwide telecommunication and media conglomerate, and to acquire other companies that have been identified that can enhance ITI's ability to serve worldwide niche markets, composed mainly of to network internet users with between ten and one-hundred workstations, by providing high-speed wireless internet access, Voice Over Internet Protocol ("VoIP"), Wireless Fidelity solutions ("WiFi"), and other related electronic telecommunication technologies to them without the delays and expense to which these users have become accustomed in attempt to utilize DSL internet services provided by telephone companies.

We have signed a contract by which we are acquiring Rocket Internetworking, Inc. which is already engaged as a Wireless Internet Service Provider (WISP) in Southern California and is prepared to launch its services elsewhere. Hallmarks of its internet service include wireless high speed internet access, provision of an extraordinary level of client service, offering a portfolio of hardware, software and processional services designed to surpass traditional communications applications by providing "anytime-anywhere communications," and creating an infrastructure approach which will make all existing high speed internet applications and those that are developed in the future immediately available to RII's clients. Millennium Media Internet has an agreement with InterNAP which permits it to feature T3 bandwidth to its customers and low latency connections through its own OC3 ATM backbone.

International Telecommunications, Inc. believes it will be able to utilize the services provided by these two subsidiaries to service the existing Memorandum of Understanding between EarthNet Telecom, Inc., a third subsidiary, and Beijing Guoxin Shiwei Communication Technology Co. Ltd., ("GXSW") pursuant to which GXSW which is a subsidiary of a government agency in the People's Republic of China has agreed to work jointly with ITI and a subsidiary formed to hold our VoIP and WiFi Technology in China to promote the ITI technology within the government of China for the purpose of making it a "regulatory standard" for use in China, and assist in obtaining all required governmental licences. GXSW has also agreed to assist in the sales and marketing of ITI VoIP and WiFi phones and systems, and other related technology, in China. GXSW will receive a fixed percentage of the venture's revenue which has not yet been negotiated in exchange for its services. The parties have agreed to negotiate a subsequent more detailed agreement.

Item 9.01 Financial Statements and Exhibits

Financial Statements:

Item 9.1 Unaudited financial statements for EarthNet Telecom, Inc. as of June 30, 2005.

Item 9.2 Unaudited pro forma consolidated financial statements for International Telecommunications, Inc. and EarthNet Telecom, Inc. as of June 30, 2005.

Exhibits:

Exhibit 10.1 Agreement and Plan of Reorganization between International Telecommunications, Inc. and Rocket Internetworking Incorporated

Exhibit 20.1 Agreement and Plan of Reorganization between International Telecommunications, Inc. and EarthNet Telecom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TELECOMMUNICATIONS, INC. (Registrant)

Dated: October 3, 2005

/s/ Alie Chang, President and Chief Executive Officer, Director

/s/ Felizian Paul, Chairman of the Board, Chief Financial Officer and Treasurer

/s/ Angi Ma, Corporate Secretary

EarthNet Telecom, Inc.

(A Development Stage Company)

Financial Statements

June 30, 2005

EarthNet Telecom, Inc.

(A Development Stage Company)

Balance Sheet

June 30,2005
Assets
Current Assets
Cash	$5,643
Total Current Assets	5,643
Property & Equipment
Leasehold Improvements	5,450
Software	2,500
Accumulated Depreciation	(2,025)
Total Net Property & Equipment	5,925
Other Assets
Security Deposit	3,000
Other Assets	2,750
Total Other Assets	5,750
Total Assets	$17,318
Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable	$800
Note Payable - Relaed Party	80,928
Total Current Liabilities	81,728
Stockholders' Equity
Common Stock 75,000 Shares Authorized at No Par Value; 27,000 shares issued and Outstanding	2,700
Accumulated Deficit During Development Stage	(67,110)
Total Stockholders' Equity (Deficit)	(64,410)
Total Liabilities and Stockholders' Equity	$17,318

The accompany notes are an integral part to these financial statements.

EarthNet Telecom, Inc.

(A Development Stage Company)

Statements of Operations

	For the Three Months Ended June 30, 2005	For the Period March 2, 2005 (Inception)to June 30,2005
Revenue	$-	$-
Expenses
Compensation	18,300	18,300
Depreciation	2,025	2,025
General & Administrative	22,785	22,785
Rent	24,000	24,000
Total Expenses	67,110	67,110
Income (Loss) from Operations before taxes	(67,110)	(67,110)
Taxes	-	-
Net Income (Loss)	$(67,110)	$(67,110)
Loss Per Common Share	(3.07)
Weighted Average Outstanding Shares	21,825

The accompany notes are an integral part to these financial statements.

EarthNet Telecom, Inc.

(A Development Stage Company)

Statement of Stockholders' Equity

From March 2, 2005 (Inception) through June 30, 2005

	Common Stock Shares	Common Stock Amount	Additional Paid In Capital	Deficit During the Development Stage
Balance March 2, 20005	-	-	-	-
Shares Issued for Services at $0.01 per share	27,000	2,700	-	-
Net Loss for the Period Ended June 30, 2005	-	-	-	(67,110)
Balance, June 30, 2005	27,000	2,700	0	(67,110)

The accompany notes are an integral part to these financial statements.

EarthNet Telecom, Inc.

(A Development Stage Company)

Statements of Cash Flows

	For the Three Months Ended June 30, 2005	For the Period March 2, 2005 (Inception) to June 30, 2005
Cash Flows from Operating Activities
Net Income (Loss)	$ (67,110)	$ (67,110)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation	2,025	2,025
Stock Issued for Services	2,700	2,700
(Increase) in Deposits/Other Assets	(5,750)	(5,750)
Increase in Accounts Payable	800	800
Net Cash Provided (Used) by Operating Activities	(67,335)	(67,335)
Cash Flows from Investing Activities
Leasehold Improvements	(5,450)	(5,450)
Purchase Software	(2,500)	(2,500)
Net Cash Provided (Used) by Investing Activities	(7,950)	(7,950)
Cash Flows from Financing Activities
Proceeds from Related Party Notes	80,928	80,928
Net Cash Provided (Used) by Financing Activities	80,928	80,928
Increase (Decrease) in Cash	5,643	5,643
Cash, Beginning of Period	-	-
Cash, End of Period	$ 5,643	$ 5,643
Supplemental Cash Flow Information
Interest	-	-
Income Taxes	-	-
Common Stock Issued	$2,700	$2,700

The accompany notes are an integral part to these financial statements.

EarthNet Telecom, Inc.

(A Development Stage Company)

Notes to the Financial Statements

June 30, 2005

Note 1: Formation and Company Organization

EarthNet Telecom, Inc. ("the Company") was incorporated in the State of Nevada on March 2, 2005. It maintains two offices  Santa Monica, California and Beijing, Peoples Republic of China. On June 27, 2005, the Company entered into a merger agreement with International Telecommunication, Inc., a Nevada Corporation, the successor company to EarthNetMedia, Inc.

Note 2: Accounting Policies and Procedures

A. Cash Equivalents: The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents.

B. Going Concern: These financial statements have been prepared on a going concern basis. The Company has accumulated a deficit of $67,110 since inception, has a working capital deficiency of $76,085 at June 30, 2005 and has yet to achieve profitable operations. Its ability to continue as a going concern is dependent upon ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time and raise substantial doubt that the Company will be able to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.

C. Estimates: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgment. Actual results may vary from these estimates.

D. Development Stage Company: The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7.

E. Financial Instruments: The carrying value of the Company's financial instruments, consisting of cash and accounts payable and accrued liabilities approximate their value due to the short maturity of such instruments.

F. Income Taxes: The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 "Accounting for Income Taxes". Under the assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax basis.

EarthNet Telecom, Inc.

(A Development Stage Company)

Notes to the Financial Statements

June 30, 2005

Note 2: Accounting Policies and Procedures - continued

G. Earnings (Loss) Per Share of Common Stock: The computation of earnings (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.
For the Period Ended June 30, 2005
Basic Earnings per share:
Income (Loss) (numerator)	$ (67,110)
Shares (denominator)	21,825
Per Share Amount	$ (3.07)

Note 3: Property and Equipment

The Company accounts for property and equipment at historical costs and uses the straight line method of depreciation. Assets are depreciated over their estimated useful life.

Asset acquisitions are capitalized when the useful life extends beyond one year. Repairs and maintenance expenditures are expensed in the period they are incurred.

Depreciation during the period ended June 30, 2005 was as follows.
Assets	Cost 2005	Depreciation Expense 2005	Accumulated Reserve For Depreciation 2005
Leasehold Improvements	$ 5,450	$ 1,817	$ 1,817
Software	2,500	208	208
Total	$7,950	$2,025	$2,025

Note 4: Note Payable Related Party

The Company has issued a promissory note to a shareholder and officer of the Company in the amount of $80,928. The note is unsecured, bears an interest rate of 6% per annum and is due and payable on demand starting July 1, 2005. At June 30, 2005, the accrued interest associated with the note was zero.

EarthNet Telecom, Inc.

(A Development Stage Company)

Notes to the Financial Statements

June 30, 2005

Note 4: Note Payable Related Party - continued
The Company has the following note payable obligations:	June 30,2005
Related party notes payable due on demand plus accrued interest at a rate of 6% per annum starting July 1, 2005	$ 80,928
Totals	$ 80,928
Less Current Maturities	(80,928)
Total Long-Term Notes Payable	$ -

Following are maturities of long-term debt for each of the next five years:

Year Amount

2005 $ 80,928

2006 -

2007 -

2008 -

2009 -

Thereafter -

Total $ 80,928

Note 5: Operating Leases

On January 1, 2005, the Company entered into a lease agreement to lease office space in Beijing, China. The Company pays U.S. $1,000 per month or $4,000 for the period March 2, 2005 through June 30, 2005. A lease deposit of $3,000 was required prior to the signing of the lease. The space the Company is leasing is sufficiently large enough to accommodate all of its administrative needs and the term is twelve months.

In addition, the Company has a lease agreement with a related party for office space in Santa Monica, California. The term of the lease is currently from month-to-month in the amount of $5,000 per month. Since this is a month-to-month agreement, no amounts pertaining to this lease have been included in the total lease commitments as of June 30, 2005.

EarthNet Telecom, Inc.

(A Development Stage Company)

Notes to the Financial Statements

June 30, 2005

Note 5: Operating Leases - continued

Total Lease Commitments as of June 30, 2005 Year Amount

2005 $ 6,000

2006 2,000

2007 -

2008 -

2009 -

Total $ 8,000

Rent expense entering into the determination of net loss was $24,000 for the period ended June 30, 2005.

          International Telecommunication, Inc.

(formerly EarthNetMedia, Inc.)

          PRO FORMA FINANCIAL STATEMENTS

30-June-05

International Telecommunication, Inc.

(formerly EarthNetMedia, Inc.)

PRO FORMA BALANCE SHEETS

(UNAUDITED)

AS OF JUNE 30, 2005

ASSETS

	International Telecom	EarthNet Telecom	Adjustments	Pro forma Total
CURRENT ASSETS
Cash and cash equivalents	$-	$5,643		$5,643
TOTAL CURRENT ASSETS	$-	$5,643		$5,643
FIXED ASSETS
Total assets	8,519	7,950		16,469
Accumulated depreciation	(8,519)	(2,025)		(10,544)
TOTAL FIXED ASSETS	-	5,925		5,925
OTHER ASSETS
Deposits	-	3.000		3,000
Other Assets	-	2,750		2,750
Investment in EarthNet Telecom	31,680,000	0	(31,680,000){a}
Goodwill	-	-		-
TOTAL OTHER ASSETS	31,680,000	5,750	(31,680,000)	5,750
TOTAL ASSETS	$31,680,000	$17,318	(31,680,000)	$17,318
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued Expenses	$ 514,815	$ 800		$ 515,615
Settlement fee payable	67,500	-		67,500
Interest payable	9,732	-		9,732
Note payable - related party	-	80,928		80,928
Note payable	37,500	-		37,500
TOTAL CURRENT LIABILITIES	629,547	81,728		711,275
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock, 50,000,000 shares authorized at $.001 par value; 4,000,000 issued and outstanding	4,000	-	-	4,000
Common stock, 100,000,000 shares authorized at $.001 par value;14,272,794 issued and outstanding no par value: 27,000 issued and outstanding	14,273	2,700	(2,700){a}	14,273
Additional paid in capital	34,376,149	-		34,376,149
Accumulated (deficit) earnings	(3,343,969)	(67,110)	(31,677,300){b}	(35,088,379)
TOTAL STOCKHOLDERS' EQUITY	31,050,453	(64,410)	(31,680,000)	(693,957)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 31,680,000	$ 17,318	$ (31,680,000)	$ 17,318

International Telecommunication, Inc.

(formerly EarthNetMedia, Inc.)

PRO FORMA STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED JUNE 30, 2005

(UNAUDITED)

	International Telecom	EarthNet Telecom	Adjustments	Pro forma Total
REVENUE	$-	$-	$-	$-
OPERATING EXPENSES	2,259	67,110		69,369
LOSS FROM OPERATIONS	(2,259)	(67,110)		(69,369)
OTHER INCOME (EXPENSE)
Impairment of goodwill			(31,677,300){b}	(31,677,300)
Interest expense	(1,622)			(1,622)
TOTAL OTHER INCOME (EXPENSE)	(1,622)		(31,677,300)	(31,678,922)
LOSS BEFORE INCOME TAX	(3,881)	(67,110)	(31,677,300)	(31,748,291)
INCOME TAX EXPENSE	-	-	-	-
NET LOSS	(3,881)	(67,110)	(31,677,300)	(31,748,291)
LOSS PER COMMON SHARE	$ (0.01)	$ (3.07)		$ (115.96)
SHARES USED IN EARNINGS PER SHARE CALCULATIONS
WEIGHTED AVERAGE COMMON SHARES	273,794	21,825		273,794

International Telecommunication, Inc.

(formerly EarthNetMedia, Inc.)

PRO FORMA STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(UNAUDITED)

	International Telecom	EarthNet Telecom	Adjustments	Pro forma Total
REVENUE	$-	$-	$-	$-
OPERATING EXPENSES	108,135	-		108,135
LOSS FROM OPERATIONS	(108,135)	-		(108,135)
OTHER INCOME (EXPENSE)
Interest expense	(3,000)			(3,000)
TOTAL OTHER INCOME (EXPENSE)	(3,000)			(3,000)
LOSS BEFORE INCOME TAX	(111,135)	-		(111,135)
INCOME TAX EXPENSE	-	-	-	-
NET LOSS	(111,135)	-		(111,135)
LOSS PER COMMON SHARE	$ (0.43)	$		$ (0.43)
SHARES USED IN EARNINGS PER SHARE CALCULATIONS
WEIGHTED AVERAGE COMMON SHARES	257,3764			257,376

International Telecommunication, Inc.

(formerly EarthNetMedia, Inc.)

Notes to Pro Forma Consolidated Financial Statements

June 30, 2005 (Unaudited)

NOTE 1  BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements give effect to the acquisition of EarthNet Telecom ("ETEL") completed with an effective date of September 23, 2005, by International Telecommunication, Inc. ("ITLS") (formerly EarthNetMedia, Inc.). See Note 2  Acquisition. The unaudited pro forma consolidated financial statements have been prepared by management using the accounting principles disclosed in the consolidated financial statements of ITLS for the year ended December 31, 2004 as if the transaction described in note 2 had occurred on June 30, 2005 with respect to the pro forma consolidated statement of operations for the year ended December 31, 2004; January 1, 2005 with respect to the pro forma consolidated statement of operations for the six-month period ended June 30, 2005; and June 30, 2005 with respect to the consolidated balance sheet as of June 30, 2005.

The unaudited pro forma consolidated balance sheet as of June 30, 2005 and the statement of operations for the six-month period ended June 30, 2005 are based on the following:

1. the unaudited interim financial statements of ITLS for the six-month period ended June 30, 2005; and

2. the undaudited financial statements of ETEL for the six-month period ended June 30, 2005.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 is based on the following:

3. the audited financial statements of ITLS for the year ended December 31, 2004; and

The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of the results of operations that would have been realized for the periods presented, nor do they purport to project the results of operations of ITLS for any future periods. The statements of operations do not include expected benefits and cost savings, if any, that may arise from the reverse merger.

The unaudited pro forma consolidated financial statements should be read in conjunction with the financial statements of ITLS for the year ended December 31, 2004 and the interim unaudited financial statements of ITLS for the six-month period ended June 30, 2005, the unaudited financial statements of ETEL for the period ended June 30, 2005.

NOTE 2  AQUISITION

On September 23, 2005, ITLS consummated a Share Exchange with ETEL pursuant to which ITLS issued 4,000,000 shares of its $.001 par value preferred stock and 14,000,000 shares of its $.001 par value common stock in exchange for each issued common share of ETEL held by its shareholders. As the number of shares issued in the Share Exchange by ITLS to the shareholders in ETEL represented 100% of the outstanding common stock of ETEL after issuance, the transaction has been accounted for as an acquisition of ETEL by the shareholders of ITLS.

NOTE 3  PRO FORMA ADJUSTMENTS

1. The acquisition of ETEL by ITLS, as described in note 2, pursuant to which ITLS issued 4,000,000 shares of preferred stock and 14,000,000 shares of common stock in exchange for all of the issued shares of common stock of ETEL. This has been accounted for as an acquisition of ETEL by ITLS, which results in the elimination of the common stockholders' equity of ETEL, including common stock at par value, additional paid in capital and accumulated deficit at the balance sheet date.

2. As a result of the acquisition by ITLS $31,680,000 was recognized as goodwill. In compliance with SFAS No. 142,"Goodwill and Other Intangible Assets" ITLS has tested the carrying amount of goodwill for impairment. Based on managements negative net cashflow projections over the next five years management has determined that the fair value of goodwill is zero and should be written down accordingly.